UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                             SECURITIES ACT OF 1934

Date of Report  (Date of earliest event reported)    December 6, 2004


                            GOUVERNEUR BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       UNITED STATES                  001-14910                 04-3429966
       -------------                 -----------            -------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


                  42 Church Street, Gouverneur, New York 13642
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (315) 287-2600
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 204.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.     Corporate Governance and Management

         Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         Amendment to Bylaws.

         On December 6, 2004, the Board of Directors of the Company ratified and approved an amendment to the Company's Bylaws (and those of its wholly owned subsidiary, Gouverneur Savings and Loan Association and its mutual holding company, Cambray Mutual Holding Company) to provide for indemnification of officers and directors. Required regulatory approval to amend such Bylaws was received from the Office of Thrift Supervision, the Bank's primary regulator.

         The amendment consists of a new Article XI which provides that any director, officer or employee of the Company serving as such on behalf of the Company shall be indemnified, or held harmless, by the Company against any expense, liability or loss incurred in connection with any action, suit or proceeding brought against such director, officer or employee by reason of his or her service to the Company. The text of the Company's Bylaws, as amended and restated, is filed as Exhibit 3.2 to this report.


Section 9.     Financial Statements and Exhibits


         Item 9.01    Financial Statements and Exhibits

(c)      Exhibits 3.2   Bylaws of Gouverneur Bancorp, Inc., as amended and
                        restated, as of December 6, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GOUVERNEUR BANCORP, INC.


Date: December 8, 2004              /s/ RICHARD F. BENNETT
                                    -----------------------------------
                                    Richard F. Bennett
                                    President and Chief Executive Officer


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


Exhibit Index

         No.               Description
         ---               -----------

         3.2 Bylaws of Gouverneur Bancorp, Inc., as amended and restated, as of December 6, 2004.
                           --------------------------------------------------


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